Filed pursuant to Rule 497(e)
Registration Nos. 033-98310; 811-09114

THE NEEDHAM FUNDS, INC.
--Needham Growth Fund
--Needham Aggressive Growth Fund
--Needham Small Cap Growth Fund

445 PARK AVENUE
NEW YORK, NEW YORK 10022

SUPPLEMENT DATED NOVEMBER 3, 2016
TO SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED MAY 1, 2016

Effective November 3, 2016, the shares of Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth Fund (each, a “Fund”) will be designated as Retail Class.

The change to the designation of each Fund’s shares will have no effect on Fund shareholders or their Fund accounts, other than to reflect the Fund’s new share designation.

This supplement provides new and additional information that affects information contained in the Prospectus and SAI and should be read in conjunction with those documents.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.